UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
August 20, 2024

MICROCHIP TECHNOLOGY INCORPORATED
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
(Address Of Principal Executive Offices, Including Zip Code)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.001 par value per share	MCHP	NASDAQ Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 20, 2024, our stockholders approved an amendment and restatement of our 2004 Equity Incentive Plan (the "Plan") to increase the number of shares of common stock authorized for issuance thereunder by 8,000,000. Our Board of Directors had previously approved the amendment and restatement of our Plan, subject to stockholder approval. The foregoing description of the Plan is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

1.At our annual meeting of stockholders held on August 20, 2024, our stockholders elected each of the following individuals to serve on the Board until the next annual meeting of stockholders, or until his or her successor is duly elected and qualified.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ellen L. Barker	447,787,363	827,849	412,423	41,656,409
Matthew W. Chapman	425,865,440	22,723,340	438,855	41,656,409
Karlton D. Johnson	430,004,892	18,584,682	438,061	41,656,409
Ganesh Moorthy	435,648,390	12,968,881	410,364	41,656,409
Robert A. Rango	433,731,556	14,570,478	725,601	41,656,409
Karen M. Rapp	376,971,462	71,640,264	415,909	41,656,409
Steve Sanghi	433,150,232	15,300,519	576,884	41,656,409
In addition, the following proposals were voted on at the annual meeting:

2.Proposal to approve the amendment and restatement of our Plan to increase the number of shares of common stock authorized for issuance thereunder by 8,000,000 - Approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
432,785,244	15,804,841	437,550	41,656,409

3.Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Microchip for the fiscal year ending March 31, 2025 - Approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
471,130,450	19,119,642	433,952	0

4.Proposal to approve, on an advisory (non-binding) basis, the compensation of our named executives - Approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
421,844,029	25,862,828	1,320,778	41,656,409

5.Stockholder proposal requesting that our Board commission an independent third-party report, at reasonable expense and excluding proprietary information, on our due diligence process to determine whether our customers' use of our products contribute or are linked to violations of international law - Not Approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,192,606	370,957,379	3,877,650	41,656,409

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits
Incorporated by Reference
Exhibit Number	Exhibit Description	Form	File Number	Exhibit	Filing Date	Included Herewith
10.1	2004 Equity Incentive Plan, as amended and restated August 20, 2024					X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)					X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROCHIP TECHNOLOGY INCORPORATED

Date: August 21, 2024	By: /s/ J. Eric Bjornholt
J. Eric Bjornholt
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)